EXHIBIT 10.2

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                          REGISTRATION RIGHTS AGREEMENT

                                     between

                               RHI HOLDINGS, INC.

                            THE FAIRCHILD CORPORATION

                                       and

                            SHARED TECHNOLOGIES INC.

                              Dated March 13, 1996

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                  REGISTRATION  RIGHTS  AGREEMENT  dated as of March  13,  1996, between SHARED TECHNOLOGIES INC., a Delaware corporation (the "Company"), RHI HOLDINGS, INC., a Delaware corporation ("RHI") and THE FAIRCHILD CORPORATION, a Delaware corporation ("TFC").

                                   WITNESSETH:

                  WHEREAS, pursuant to an Agreement and Plan of Merger, dated as of November 9, 1995, as amended (the "Merger Agreement"), among the Company, TFC, RHI and Fairchild Industries, Inc. ("Fairchild"), RHI has obtained 6,000,000 shares of Common Stock shares of the Company, par value $.004 (the "Common Stock").

                  WHEREAS, pursuant to the Agreement to Exchange 6% Cumulative Convertible Preferred Stock and Special Preferred Stock dated as of March 1, 1996 (the "Exchange Agreement") among the Company, TFC, RHI, Fairchild and Fairchild Holding Company, RHI has obtained (i) 250,000 shares of Series I 6% Cumulative Convertible Preferred Stock par value $.01 (the "Convertible Preferred Stock"), of the Company and (ii) 200,000 shares of Series J Special Preferred Stock, par value $.01 (the "Special Preferred Stock" and, together with the Convertible Preferred Stock, the "Preferred Stock").

                  WHEREAS, the Company desires to provide RHI and its successors and assigns with certain rights regarding the registration of the Common Stock and the Preferred Stock (including Common Stock issuable upon conversion of the Convertible Preferred Stock and Common Stock issuable by the Company to RHI to satisfy indemnification obligations of the Company under the Merger Agreement).

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements made herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and accepted, the parties hereto agree as follows:

         1. DEFINITIONS. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

                  "Affiliate" has the meaning set forth in Rule 12b-2 under the Exchange Act (as in effect on the date of this Agreement), it being understood that any limited partner of a partnership shall not be an Affiliate of such partnership solely by virtue of its status as such a limited partner.


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                  "Commission"  means the United States  Securities and Exchange
Commission or any other federal agency at the time administering the Securities Act.

                  "Common Stock" means the common stock of Shared Technologies Inc., par value $.004.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, as the same shall be in effect at the time. Reference to a particular section of the Securities Exchange Act of 1934, as amended, shall include reference to the comparable section, if any, of any such subsequent similar federal statute.

                  "Exchange Agreement" is defined in the Recitals.

                  "Merger Agreement" is defined in the Recitals.

                  "Person" means any individual, partnership, joint venture, corporation, trust, unincorporated organization, government or department or agency of a government.

                  "Preferred Stock" means, collectively, (i) the 6% Cumulative Convertible Preferred Stock of the Company, par value $.01, issued pursuant to the Exchange Agreement and (ii) the Special Preferred Stock of the Company, par value $.01, issued pursuant to the Exchange Agreement.

                  "Registrable Common Securities" means the shares of Common Stock (i) issued to RHI pursuant to the Merger Agreement, (ii) issued to RHI in the future to satisfy indemnification obligations of the Company under the Merger Agreement and (iii) issuable and issued upon conversion of any shares of Convertible Preferred Stock. As to any particular Registrable Common Securities, once issued such securities shall cease to be Registrable Common Securities when
(a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) they shall have been sold as permitted by, and in compliance with, Rule 144 (or successor provision) promulgated under the Securities Act or (c) they shall have ceased to be outstanding.

                  "Registrable Preferred Securities" means the shares of Preferred Stock issued to RHI pursuant to the Exchange Agreement. As to any particular Registrable Preferred Securities, once issued such securities shall cease to be Registrable Preferred Securities


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when (a) a registration  statement  with respect to the sale of such  securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) they shall have been sold as permitted by, and in compliance with, Rule 144 (or successor provision) promulgated under the Securities Act or (c) they shall have ceased to be outstanding.

                  "Registrable Securities" means collectively the Registrable Common Securities and Registrable Preferred Securities and any other securities issuable in connection therewith or in replacement thereof by way of a dividend, distribution, recapitalization, exchange, merger, consolidation or other reorganization.

                  "Registration Expenses" means all expenses incident to the Company's performance of or compliance with Section 2, including, without limitation, all registration, filing and National Association of Securities Dealers, Inc. fees, all listing fees, all fees and expenses of complying with securities or blue sky laws (including, without limitation, reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities), all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of "comfort" letters required by or incident to such performance and compliance, and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities; provided, however, that Registration Expenses shall exclude, and RHI shall pay, underwriters' fees and underwriting discounts and commissions and transfer taxes in respect of the Registrable Securities being registered.

                  "Securities Act" means the Securities Act of 1933, as amended, or any subsequent similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. References to a particular section of the Securities Act of 1933, as amended, shall include a reference to the comparable section, if any, of any such subsequent similar federal statute.

                  "Special Securities" is defined in the definition of "Trigger Date" below.

                  "Trigger Date" means (i) with respect to shares of Common Stock issued to satisfy indemnification obligations of the Company under the Merger Agreement (collectively "Special Securities"), on


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the date of their issuance, (ii) with respect to the shares of Special Preferred
Stock, on their date of issuance and (iii) with respect to all other Registrable Securities, on the date which is two years after the date of this Agreement.

         2.       REGISTRATION RIGHTS.

                  2.1  Registration on Demand.

                            2.1.1 Demand.  At any time following a Trigger Date,
upon the written request (the "Demand") of RHI that the Company effect the registration under the Securities Act of all or part of RHI's Registrable Securities, the Company shall: use its best efforts to effect, as soon as practicable and in any event within 90 days after the Demand is received from RHI, the registration under the Securities Act (but not including by means of a shelf registration pursuant to Rule 415 under the Securities Act), of the Registrable Securities which the Company has been so requested to register by RHI.

                            2.1.2 Registration of Other Securities. Whenever the
Company shall effect a registration pursuant to this Section 2.1 in connection with an underwritten offering by RHI of Registrable Securities, holders of securities of the Company who have "piggyback" registration rights may include all or a portion of such securities in such registration, offering or sale; provided that, if the amount of Registrable Securities to be sold by RHI is to be reduced because of the views of the managing underwriter or underwriters, then the securities (other than the Registrable Securities) to be sold by such other holders participating in such offering shall be reduced by allocating the securities to be sold by such other holders in proportion to the number of securities proposed to be sold in such offering by such holders.

                            2.1.3  Registration  Statement  Form.  Registrations
under this Section 2.1 shall be on such appropriate registration form of the Commission as shall be selected by the Company. The Company shall include in any such registration statement all information which, in the opinion of counsel to the Company, is required to be included.

                            2.1.4   Expenses.   The   Company   shall   pay  the
Registration Expenses in connection with any registration requested pursuant to this Section 2.1.

                            2.1.5   Effective    Registration    Statement.    A
registration requested pursuant to this Section 2.1 shall not be deemed to have been effected (i) unless a registration statement


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with  respect  thereto  has  become  effective,  (ii)  if  after  it has  become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason not attributable to RHI and has not thereafter become effective, or (iii) if the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such registration are not satisfied or waived, other than by reason of a failure on the part of RHI.

                            2.1.6 Selection of Underwriters.  In connection with
each underwritten offering, RHI shall promptly select an underwriter subject to the approval of the Company (which approval shall not be unreasonably withheld by the Company).

                            2.1.7  Limitations on  Registration  on Demand.  The
Company shall not be required to prepare and file a registration statement pursuant to this Section 2.1 which would become effective within 90 days following the effective date of a registration statement (other than a registration statement filed on Form S-8) filed by the Company with the Commission pertaining to an underwritten public offering of convertible debt securities or equity securities for cash for the account of the Company or another holder of securities of the Company or if the Company gives written notice to RHI within 10 days of receipt of a Demand that the Company will initiate within 30 days the preparation of such registration statement, and in each such case RHI was afforded the opportunity to include Registrable Securities in such registration pursuant to Section 2.2 (unless the managing underwriter for such registration is of the opinion that such inclusion would adversely affect the Company's ability to complete its underwritten offering). Notwithstanding anything in this Section 2.1 to the contrary, in no event shall the Company be required to effect (i) in the aggregate, more than three registrations pursuant to this Section 2.1 (other than registrations pertaining to Special Securities, which shall be unlimited in number and not otherwise reduce the number of registrations available to the Company pursuant to this
Section 2.1) and (ii) more than one registration pursuant to this Section 2.1 in any 180-day period (other than registrations pertaining to Special Securities, which shall not affect or be affected by this clause (ii)).

                            2.1.8 Right to Purchase in Lieu of Registration.  If
the Company receives a request for a Demand registration and the Company desires not to comply with such request, then the Company may purchase all but not less than all of the Registrable Securities proposed to be disposed of in such request (the "Redeemable Shares") by delivering to RHI a notice of the


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Company's  election to purchase such  Registrable  Securities  (the  "Redemption
Notice") within seven (7) days of receipt by the Company of the request for the Demand registration pursuant to Section 2.1.1. Upon issuance of the Redemption Notice, the Company shall be irrevocably committed to purchase the Registrable Securities on the terms set forth herein. The purchase price to be paid for the Registrable Securities shall be the Closing Price on the Trading Day immediately prior to the date the Company receives the notice for the Demand registration; provided, that in the event the Registrable Securities are not listed and traded on any national securities exchange or on NASDAQ (as defined below), the purchase price shall be established by the written opinion of a nationally recognized investment banking firm selected by RHI delivered to the Company at time of the request for a Demand registration. The term "Trading Day" shall mean a day on which the principal national securities exchange on which the Registrable Securities in question shall be listed or admitted to trading shall be open for the transaction of business or, if the Registrable Securities shall not be listed or admitted to trading on any national securities exchange, any day on which trading takes place in the over-the-counter market. The Company shall purchase the Registrable Securities within thirty (30) business days of the issuance of the Redemption Notice by delivering the purchase price in cash to RHI against delivery of the Registrable Securities. "Closing Price" means the last sale price, regular way, as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the principal national securities exchange on which the Registrable Securities shall be listed or admitted to trading or, if the Registrable Securities shall not be listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the
National   Association  of  Securities   Dealers  Automated   Quotations  System
("NASDAQ") or such other system then in use.

                  2.2  Piggyback Registration.

                            2.2.1 Right to Include  Registrable  Securities.  If
the Company at any time proposes to register any of its securities under the Securities Act by registration on Forms S-1, S-2, S-3 or any successor or similar form(s) (except registrations on such Forms or similar form(s) solely for registration of securities in connection with (i) an employee benefit plan or dividend reinvestment plan or a merger or consolidation or (ii) debt securities which are not convertible into Common Stock), whether or not for sale for its own account, it shall, subject to Section 2.8, each such time give written notice to RHI of its intention to do


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so and of RHI's  rights  under  this  Section  2.2 at least 15 days prior to the filing of a registration statement with respect to such registration with the Commission. Upon the written request of RHI made as promptly as practicable and in any event within 5 business days after the receipt of any such notice, which request shall specify the Registrable Securities intended to be disposed of by RHI, the Company shall, subject to Section 2.7, use its best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by RHI; provided, that with respect to registrations effected for the account of another holder of securities of the Company, RHI's rights to include Registrable Securities will be subject to the consent of such other holder under agreements existing as of the date of this Agreement; provided, further, that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to RHI and (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from any obligation of the Company to pay the Registration Expenses in connection therewith), without prejudice; provided, however, that RHI may request that such registration be effected as a registration under Section 2.1 hereof and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering such other securities. No registration effected under this Section
2.2 shall relieve the Company of its obligation to effect any registration upon demand under Section 2.1. The Company shall pay all Registration Expenses in connection with registration of Registrable Securities requested pursuant to this Section 2.2.

                            2.2.2    Priority   in   Piggyback    Registrations.
Notwithstanding anything in paragraph 2.2.1 above to the contrary, if the managing underwriter of any underwritten offering shall inform the Company by letter of its belief that the number or type of Registrable Securities requested to be included in such registration would materially and adversely affect such offering, then the Company shall include in such registration, to the extent of the number and type which the Company is so advised can be sold in (or during the time of) such offering, first, all securities proposed by the Company to be sold for its own account or by the holder of securities who initiated a demand registration, and second, by reducing the other securities (including Registrable Securities to be sold by other holders of securities (including


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RHI)) in  proportion  to the number of  securities  proposed  to be sold in such offering by such holders.

                  2.3  Registration Procedures.

                            2.3.1 In  connection  with the  registration  of any
Registrable Securities under the Securities Act as provided in Sections 2.1 and 2.2, the Company shall as expeditiously as possible:

                            (i)  prepare  and  file  with  the   Commission  the
requisite registration statement to effect such registration and thereafter use its best efforts to cause such registration statement to become and remain effective (subject to clause (ii) below); provided, however, that the Company may discontinue any registration of its securities which are not Registrable Securities at any time prior to the effective date of the registration statement relating thereto;

                            (ii)  prepare  and  file  with the  Commission  such
amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement for such period as shall be required for the disposition of all of such Registrable Securities; provided, that such period need not exceed 90 days;

                            (iii) furnish to RHI such number of conformed copies
of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as RHI may reasonably request;

                            (iv) use its best efforts (x) to register or qualify
all Registrable Securities and other securities covered by such registration statement under such other securities or Blue Sky laws of such States of the United States of America where an exemption is not available and as RHI shall reasonably request, (y) to keep such registration or qualification in effect for so long as such registration statement remains in effect, and (z) to take any other action which may reasonably be necessary or advisable to enable RHI to consummate the disposition in such jurisdictions of the


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securities  to be sold by RHI,  except that the  Company  shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not, but for the requirements of this paragraph (iv), be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

                            (v) use its best  efforts  to cause all  Registrable
Securities covered by such registration statement to be registered with or approved by such other federal or state governmental agencies or authorities as may be necessary in the opinion of counsel to the Company and counsel to RHI to consummate the disposition of such Registrable Securities in accordance with their intended method of disposition;

                            (vi)  furnish to RHI and its  underwriters,  if any,
(x) an opinion of counsel for the Company, and (y) a "comfort" letter signed by the independent public accountants who have certified the Company's financial statements included or incorporated by reference in such registration statement, each covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountant's comfort letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountant's comfort letters delivered to the underwriters in underwritten public offerings of securities (and dated the dates such opinions and comfort letters are customarily dated);

                            (vii) notify RHI when a prospectus  relating thereto
is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in the light of the circumstances under which they were made, and at the request of RHI promptly prepare and furnish to it a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

                            (viii) otherwise use its best efforts to comply with
all applicable rules and regulations of the Commission, and make


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available  to its  security  holders,  as soon  as  reasonably  practicable,  an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder, and promptly furnish the same to RHI;

                            (ix)  provide and cause to be  maintained a transfer
agent and registrar (which, in each case, may be the Company) for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration; and

                            (x) use its best  efforts  to list  all  Registrable
Securities covered by such registration statement on any national securities exchange or over-the-counter market, if any, on which Registrable Securities of the same class and, if applicable, series, covered by such registration statement are then listed.

                  The Company may require RHI to furnish the Company such information regarding RHI and the distribution of RHI's Registrable Securities as the Company may from time to time reasonably request in writing.

                  RHI agrees that upon receipt of any notice from the Company of the happening of an event of the kind described in Section 2.3.1(vii), RHI will forthwith discontinue its disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until RHI's receipt of the copies of the supplemented or amended prospectus contemplated by
Section 2.3.1(vii) and, if so directed by the Company, RHI will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in RHI's possession, of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

                  2.4  Underwritten Offerings.

                            2.4.1 Requested Underwritten Offerings. If requested
by the underwriters for any underwritten offering by RHI pursuant to a registration requested under Section 2.1, the Company will enter into an underwriting agreement with such underwriters for such offering, such agreement to be reasonably satisfactory in substance and form to the Company, RHI and the underwriters, and to contain such representations and warranties by the Company and RHI and such other terms as are generally prevailing in agreements of that type, including, without limitation, indemnities to the


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effect and to the extent  provided in Section 2.8. RHI will  cooperate  with the
Company in the negotiation of the underwriting agreement and will give consideration to the reasonable suggestions of the Company regarding the form and substance thereof. RHI shall be a party to such underwriting agreement. RHI shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding RHI, RHI's Registrable Securities, RHI's intended method of distribution and any other representations or warranties required by law or customarily given by selling shareholders in an underwritten public offering.

                            2.4.2  Piggyback  Underwritten   Offerings.  If  the
Company proposes to register any of its securities under the Securities Act as contemplated by Section 2.2 and such securities are to be distributed by or through one or more underwriters, the Company will, subject to Section 2.2 and
Section 2.7 hereof, if requested by RHI, arrange for such underwriters to include all the Registrable Securities to be offered and sold by RHI among the securities of the Company to be distributed by such underwriters (subject to the provisio stated in Section 2.2). RHI shall become a party to the underwriting agreement negotiated between the Company and such underwriters. RHI shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding RHI, RHI's Registrable Securities and RHI's intended method of distribution or any other representations or warranties required by law or customarily given by selling shareholders in an underwritten public offering.

                            2.4.3 Holdback Agreements.

                            (i) If any  registration  of Registrable  Securities
(other than special securities) shall be in connection with an underwritten public offering, RHI agrees not to effect any public sale or distribution, including any sale pursuant to Rule 144 under the Securities Act, of any Registrable Securities, and not to effect any such public sale or distribution of any other equity security of the Company or of any security convertible into or exchangeable or exercisable for any equity security of the Company (in each case, other than as part of such underwritten public offering) during the 15 days prior to, and during the 90-day period beginning on, the effective date of such registration statement, provided that RHI has received written notice of such registration at least 15 days prior to such effective date.

                            (ii) If any  registration of Registrable  Securities
(other than special securities) shall be in connection with an underwritten public offering, the Company agrees (x) not to effect any public sale or distribution of any of its equity securities or of any security convertible into or exchangeable or exercisable for any equity security of the Company (other than in connection with any employee stock option or other benefit plan) during the 15 days prior to, and during the 90-day period beginning on the effective date of such registration statement (except as part of such registration) and (y) that any agreement entered into after the date of this Agreement pursuant to which the Company issues or agrees to issue any privately placed equity securities shall contain a provision under which holders of such securities agree not to effect any public sale or distribution of any such securities during the period referred to in the foregoing clause (x), including any sale pursuant to Rule 144 under the Securities Act (except as part of such registration, if permitted), if such holder is participating in the offering pursuant to such registration.

                  2.5 Preparation; Reasonable Investigation. In connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company will give RHI, its underwriters, if any, and their respective counsel and accountants the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and give each of them such access to its books and records, such opportunities to discuss the business of the Company with officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of RHI's and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act. Any expenses incurred by RHI in connection with any such investigation shall be borne by RHI.

                  2.6 Limitations, Conditions and Qualifications to Obligations under Registration Covenants. The obligations of the Company to use its best efforts to cause the Registrable Securities to be registered under the Securities Act are subject to each of the following limitations, conditions and qualifications:

                  In addition to its rights under Section 2.1.8 the Company shall be entitled to postpone for a reasonable period of time (but not exceeding 60 days) the filing of any registration statement otherwise required to be prepared and filed by it pursuant to Section 2.1 if the Company determines, in its reasonable judgment, that such registration and offering would interfere with any financing, acquisition, corporate reorganization or other material transaction involving the Company or any of its Affiliates or would require premature disclosures thereof and promptly give RHI written notice of such determination, containing a general statement of the reasons for such postponement and an approximation of the anticipated delay. If the Company shall so postpone the filing of a registration statement, RHI shall have the right to withdraw the request for registration by giving written notice to the Company within 30 days after receipt of the notice of postponement and, in the event of such withdrawal, such request shall not be counted for purposes of the requests for registration to which RHI is entitled pursuant to Section 2.1 hereof.

                  2.7  Indemnification.

                           2.7.1  Indemnification by the Company.  In  the event
of any registration of any securities of the Company under the Securities Act, the Company will, and hereby does, indemnify and hold harmless, in the case of any registration statement filed pursuant to Section 2.1 or 2.2, RHI, its directors, officers, partners, agents, and affiliates and each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls RHI or any such underwriter within the meaning of the Securities Act, insofar as losses, claims, damages, or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus, or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading, and the Company will reimburse RHI and each such director, officer, partner, agent or affiliate, underwriter and controlling Person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by or on behalf of RHI or such underwriter, as the case may be, specifically stating that it is for use in the preparation thereof; and provided, further, that the Company shall not be liable to RHI or any Person who participates as an underwriter in the offering or sale of Registrable Securities or any other person, if any, who controls RHI or such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus so long as such final prospectus, and any amendments or supplements thereto, have been furnished to such underwriter or RHI, as applicable. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of RHI or any such director, officer, partner, agent or affiliate or controlling Person and shall survive the transfer of such securities by RHI.

                            2.7.2  Indemnification  by RHI.  If any  Registrable
Securities are included in any registration statement, each of TFC and RHI will, and each hereby does, jointly and severally indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 2.7.1 above) the Company, and each director of the Company, each officer of the Company and each other Person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by TFC or RHI specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement.

                            2.7.3 Notice of Claims,  Etc. Promptly after receipt
by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding paragraphs of this
Section 2.7, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, immediately give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this
Section 2.7, except to the extent
that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs related to the indemnified party's cooperation with the indemnifying party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties arises in respect of such claim after the assumption of the defense thereof. No indemnifying party shall be liable for any settlement of any action or proceeding effected without its written consent, which consent shall not be unreasonably withheld. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

                            2.7.4 Contribution.  If the indemnification provided
for in this Section 2.7 shall for any reason be held by a court to be unavailable to an indemnified party under paragraph 2.7.1 or 2.7.2 hereof in respect of any loss, claim, damage or liability, or any action in respect thereof, then, in lieu of the amount paid or payable under paragraph 2.7.1 or
2.7.2 hereof,  the indemnified party and the indemnifying  party under paragraph
2.7.1 or 2.7.2 hereof shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating the same), (i) in such proportion as is appropriate to reflect the relative fault of the Company on one hand and TFC and RHI on the other which resulted in such loss, claim, damage or liability, or action in respect thereof, with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations or (ii) if the allocation provided by paragraph (i) above is not permitted by applicable law, in such proportion as shall be appropriate to reflect the relative benefits received by the Company on one hand and TFC and RHI on the other. No Person guilty of fraudulent misrepresentation (within the meaning of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. In addition, no Person shall be obligated to contribute hereunder any amounts in payment for any settlement of any action or claim, effected without such Person's consent, which consent shall not be unreasonably withheld.

                            2.7.5  Other  Indemnification.  Indemnification  and
contribution  similar to that  specified  in the  preceding  paragraphs  of this
Section 2.7 (with appropriate modifications) shall be given by the Company and TFC and RHI with respect to any required registration or other qualification of securities under any federal or state law or regulation of any governmental authority other than the Securities Act.

                            2.7.6 Indemnification  Payments. The indemnification
and contribution required by this Section 2.7 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

                            2.7.7 Disclosure of Results of  Investigation.  Each
of TFC and RHI covenants and agrees that if in the course of its investigation of the Company anything comes to its attention that indicates there is or there could become a breach of the Company's representations and warranties, covenants and agreements contained in any underwriting agreement, TFC and RHI shall promptly notify the Company of such matter. Failure to so notify the Company shall cause TFC and RHI to lose its right to indemnification under Section 2.7 with respect to such discovered matter.

         3. Rule 144. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, after such time as a public market exists for its Common Stock, the Company agrees to:

                  (a) use its best efforts to facilitate the sale of the Registrable Securities to the public, without registration under the Securities Act, pursuant to Rule 144 promulgated under the Securities Act, provided that this shall not require the Company to file reports under the Securities Act and the Exchange Act at any time prior to the Company's being otherwise required to file such reports;

                  (b) make and keep public information available, as those terms are understood and defined in Rule 144 promulgated under the Securities Act at all times after ninety (90) days after the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

                  (c) use its best efforts to then file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                  (d) deliver a written statement as to whether it has complied with such requirements of this Section, to RHI upon RHI's request.

         4.       LEGEND.  Any certificate evidencing Registrable
Securities shall bear the following legend:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A REGISTRATION RIGHTS AGREEMENT, DATED AS OF
                              BY  AND BETWEEN RHI  HOLDINGS, INC.
         AND SHARED TECHNOLOGIES INC. A COPY OF SUCH AGREEMENT SHALL BE FURNISHED WITHOUT CHARGE BY SHARED TECHNOLOGIES INC. TO THE HOLDER HEREOF UPON SUCH HOLDER'S WRITTEN REQUEST."

         5. MODIFICATION; WAIVERS. This Agreement may be modified or amended only with the written consent of each party hereto. No party hereto shall be released from its obligations hereunder without the written consent of the other party. The observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) by the party entitled to enforce such term, but any such waiver shall be effective only if in a writing signed by the party against which such waiver is to be asserted. Except as otherwise specifically provided herein, no delay on the part of any party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party hereto of any right, power or privilege hereunder operate as a waiver of any other right, power or privilege hereunder nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder.

         6. ENTIRE AGREEMENT. This Agreement represents the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

         7. SEVERABILITY. If any provision of this Agreement, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Agreement or the application of such provision to other
Persons or circumstances shall not be affected thereby; provided, that the parties shall negotiate in good faith with respect to an equitable modification of the provision or application thereof held to be invalid.

         8. NOTICES. (a) Any notice or communication to any party hereto shall be duly given if in writing and delivered in person or mailed by first class mail (registered or certified, return receipt requested), facsimile or overnight air courier guaranteeing next day delivery, to such other party's address.

                  If to RHI Holdings, Inc.:

                         300 West Service Road
                         P.O. Box 10803
                         Chantilly, VA  22001
                         Facsimile No.: (703) 888-5674
                         Attention: Donald Miller, Esq.

                  If to Shared Technologies Inc.:

                         100 Great Meadow Road, Suite 104
                         Wethersfield, CT  06109
                         Facsimile No.: (203) 258-2401
                         Attention: Legal Department

                  (b) All notices and communications will be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, if mailed; when receipt acknowledged, if sent by facsimile; and the next business day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

         9. SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and shall be binding upon RHI and Shared Technologies and their respective successors and assigns. In the event that RHI assigns its rights to a holder or holders of only a portion of the Registrable Securities, then all references to RHI herein shall also be deemed to refer to such other holder or holders but in such event RHI will have the sole right to make decisions by and give notices for such holder or holders under this Agreement; provided, that if RHI no longer owns any Registrable Securities, then all decisions and notices hereunder must be made by the holders of not less than a majority of the Registrable Securities outstanding.

         10. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which for all purposes shall be deemed to be an original and all of which together shall constitute the same agreement.

         11.   HEADINGS.   The  Section  headings  in  this  Agreement  are  for
convenience of reference only, and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

         12. CONSTRUCTION. This Agreement shall be governed, construed and enforced in accordance with the laws of the state of New York, without regard to its principles of conflict of laws.

         13. NO INCONSISTENT AGREEMENTS. The Company has not previously, and will not hereafter, enter into any agreement with respect to its securities which is inconsistent with the rights granted to RHI in this Agreement; except that holders of piggy-back registration rights with respect to 9,458 shares of Common Stock have such registration rights without allowance for cut-back.

         14. RECAPITALIZATIONS, ETC. In the event that any capital stock or other securities are issued in respect of, in exchange for, or in substitution of, any Registrable Securities by reason of any reorganization, recapitalization, reclassification, merger, consolidation, spin-off, partial or complete liquidation, stock dividend, split-up, sale of assets, distribution to stockholders or combination of the shares of Registrable Securities or any other change in the Company's capital structure, appropriate adjustments shall be made in this Agreement so as to fairly and equitably preserve, as far as practicable, the original rights and obligations of the parties hereto under this Agreement.

         15. ATTORNEYS' FEES. In any action or proceeding brought to enforce any provision of this Agreement by a party hereto, or where any provision hereof is validly asserted as a defense by such party, such party, if successful, shall be entitled to recover reasonably attorneys' fees in addition to any other available remedy.

         16. SPECIFIC PERFORMANCE. The parties hereto agree that the Registrable Securities of the Company cannot be purchased or sold in the open market and that, for these reasons, among others, the parties will be irreparably damaged in the event that this Agreement is not specifically enforceable. Accordingly, in the event of any controversy concerning the Registrable Securities which is the subject of this Agreement, or any right or obligation to register such securities, such right or obligation shall be enforceable in a court of equity by specific performance. The rights granted in this Section 16 shall be cumulative and not exclusive, and shall be in addition to any and all other rights which the parties hereto may have hereunder, at law or in equity.

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.


                                          SHARED TECHNOLOGIES INC.



                                          By: /s/ Vincent DiVincenzo
                                             ---------------------------
                                              Name: Vincent DiVincenzo
                                              Title:


                                          RHI HOLDINGS, INC.


                                          By: /s/ John Flynn
                                             ---------------------------
                                              Name: John Flynn
                                              Title:


                                          THE FAIRCHILD CORPORATION


                                          By: /s/ John Flynn
                                             ---------------------------
                                              Name: John Flynn
                                              Title: